UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2018

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas		78682
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on November 14, 2018, Dell Technologies Inc. (the “Company”) and Teton Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of July 1, 2018 (as amended by the Amendment, the “Amended Merger Agreement”), between the Company and Merger Sub, pursuant to which Merger Sub will merge with and into the Company. We refer to the transactions contemplated by the Amended Merger Agreement as the Class V transaction.

Supplement to the Proxy Statement/Prospectus

In connection with the Amendment, the Company has filed with the Securities and Exchange Commission (“SEC”) a supplement, dated November 26, 2018 (the “Supplement”), to the definitive proxy statement/prospectus, dated October 19, 2018, which forms a part of a registration statement on Form S-4, as amended (File No. 333-226618) (the “Registration Statement”), that the Company filed in connection with the Class V transaction. The proxy statement/prospectus, including the Supplement, constitutes a proxy statement for the solicitation of proxies in connection with the December 11, 2018 special meeting of the stockholders of the Company (the “Special Meeting”) to consider and vote on a number of matters relating to the Class V transaction, including the adoption of the Amended Merger Agreement and the amended and restated certificate of incorporation of the Company, a form of which is attached as Exhibit A to the Amendment. The proxy statement/prospectus, including the Supplement, also constitutes a prospectus with respect to the shares of the Company’s Class C Common Stock to be issued in connection with the Class V transaction.

Updated Election Form

As a result of the Amendment, the Company will use its reasonable efforts to cause an updated election form to be disseminated as soon as practicable to persons who, as of the October 18, 2018 record date for the Special Meeting, were holders of record of shares of Class V Common Stock. The updated election form reflects the previously reported increases to the consideration for the Class V transaction, the increased maximum aggregate cash consideration and the new election deadline. A copy of the updated election form is filed as Exhibit 99.1 hereto.

Revised Opinion of Evercore Group L.L.C.

As a result of the Amendment, Evercore Group L.L.C. rendered a revised fairness opinion to the special committee of the board of directors of the Company, a copy of which is attached as Annex S-D to the Supplement. The consent of Evercore Group L.L.C. to the inclusion of its revised fairness opinion in the Supplement to the proxy statement/prospectus which forms part of the Registration Statement is filed as Exhibit 99.2 hereto.

Amended Stockholders Agreements

In addition, as described in the Supplement, the Company and certain of its stockholders have agreed that, effective upon the completion of the Class V transaction, (i) the Amended and Restated Sponsor Stockholders Agreement, dated as of September 7, 2016, by and among Michael S. Dell and the Susan Lieberman Dell Separate Property Trust (together, the “MD Stockholders”), MSDC Denali Investors, L.P. and MSDC Denali EIV, LLC (together, the “MSD Partners Stockholders”), Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. (collectively, the “SLP Stockholders”), the Company and the other parties thereto, will be terminated, (ii) the MD Stockholders will enter into a MD Stockholders Agreement with the Company (the “MD Stockholders Agreement”), (iii) the MSD Partners Stockholders will enter into a MSD Partners Stockholders Agreement with the Company (the “MSD Partners Stockholders Agreement”) and (iv) the SLP Stockholders will enter into a SLP Stockholders Agreement with the Company (the “SLP Stockholders Agreement”). Forms of the MD Stockholders Agreement, the MSD Partners Stockholders Agreement and the SLP Stockholders Agreement are filed as Exhibits 99.3, 99.4 and 99.5 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.
99.1	Form of Election for Holders of Dell Technologies Inc. Class V Common Stock.
99.2	Consent of Evercore Group L.L.C.
99.3	Form of MD Stockholders Agreement, to be entered into among Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., EMC Corporation, Denali Finance Corp., Dell International L.L.C., Michael S. Dell and the Susan Lieberman Dell Separate Property Trust.
99.4	Form of MSD Partners Stockholders Agreement, to be entered into among Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., EMC Corporation, Denali Finance Corp., Dell International L.L.C., MSDC Denali Investors, L.P., MSDC Denali EIV, LLC and the other stockholders named therein.
99.5	Form of SLP Stockholders Agreement, to be entered into among Dell Technologies Inc., Denali Intermediate Inc., Dell Inc., EMC Corporation, Denali Finance Corp., Dell International L.L.C., Silver Lake Partners III, L.P., Silver Lake Technology Investors III, L.P., Silver Lake Partners IV, L.P., Silver Lake Technology Investors IV, L.P. and SLP Denali Co-Invest, L.P. and the other stockholders named therein.

No Offer or Solicitation

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger of a wholly-owned subsidiary of the Company with and into the Company, with the Company as the surviving entity, pursuant to which each share of Class V common stock of the Company will, at the election of the holder, convert into the right to receive shares of Class C common stock of the Company or cash, without interest, and each existing share of Class A common stock, Class B common stock and Class C common stock of the Company will be unaffected by the merger and remain outstanding. The proposed transaction requires the approval of a majority of the aggregate voting power of the outstanding shares of Class A common stock, Class B common stock and Class V common stock other than those held by affiliates of the Company, in each case, voting as a separate class, and all outstanding shares of common stock of the Company, voting together as a single class, and will be submitted to stockholders for their consideration. The Company has filed a registration statement on Form S-4 (File No. 333-226618). The registration statement was declared effective by the SEC on October 19, 2018, and a definitive proxy statement/prospectus was mailed on or about October 23, 2018 to each holder of Class A common stock, Class B common stock, Class C common stock and Class V common stock entitled to vote at the special meeting in connection with the proposed transaction. The Company also filed a supplement to the definitive proxy statement/prospectus on November 26, 2018, which is expected to be mailed on or about November 26, 2018 to each holder of Class A common stock, Class B common stock, Class C common stock and Class V common stock entitled to vote at the special meeting in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SUPPLEMENT AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may get these documents, when available, for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the Company’s website at http://investors.delltechnologies.com.

Participants in the Solicitation

The Company and its consolidated subsidiaries and their directors, executive officers and other members of their management and employees, and Silver Lake Technology Management, L.L.C. and its managing partners and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed merger and the other transactions contemplated by the amended merger agreement, including the exchange of shares of Class V common stock of the Company for shares of Class C common stock of the Company or cash. Information concerning persons who may be considered participants in such solicitation under the rules of the SEC, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the aforementioned proxy statement/prospectus and the supplement that have been filed with the SEC.

Dell Technologies Inc. Disclosure Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to the Company or its management are intended to identify these forward-looking statements. All statements by the Company regarding its expected financial position, revenues, cash flows and other operating results, business strategy, legal proceedings, and similar matters are forward-looking statements. The expectations expressed or implied in these forward-looking statements may not turn out to be correct. The Company’s results could be materially different from its expectations because of various risks, including but not limited to: (i) the failure to consummate or delay in consummating the proposed transaction, including the failure to obtain the requisite stockholder approvals or the failure of VMware to pay the special dividend or any inability of the Company to pay the cash consideration to Class V holders; (ii) the risk as to the trading price of Class C common stock to be issued by the Company in the proposed transaction relative to the trading price of shares of Class V common stock and VMware, Inc. common stock; and (iii) the risks discussed in the “Risk Factors” section of the registration statement on Form S-4 (File No. 333-226618) that has been filed with the SEC and declared effective, the risks discussed in the “Update to Risk Factors” section of the supplement to the definitive proxy statement/prospectus that has been filed with the SEC, as well as the Company’s periodic and current reports filed with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or expectations, the occurrence of unanticipated events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2018	Dell Technologies Inc.

	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)